EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-34109 and 333-34139 on Form S-8.

Orlando, Florida,                                     /S/ ARTHUR ANDERSEN LLP
         March 30, 1998                               --------------------------
                                                      ARTHUR ANDERSEN LLP